UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22988

Nuveen Global High Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments

Closed-End Funds

Annual Report December 31, 2014

JGH

Nuveen Global High Income Fund

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Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	7
Share Information	8
Risk Considerations	10
Performance Overview and Holding Summaries	12
Shareholder Meeting Report	14
Report of Independent Registered Public Accounting Firm	15
Portfolio of Investments	16
Statement of Assets & Liabilities	27
Statement of Operations	28
Statement of Changes in Net Assets	29
Statement of Cash Flows	30
Financial Highlights	32
Notes to Financial Statements	34
Additional Fund Information	46
Glossary of Terms Used in this Report	47
Reinvest Automatically, Easily and Conveniently	48
Annual Investment Agreement Approval Process	49
Board Members & Officers	55

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market's bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The story outside the U.S., however, was different. European growth was stagnating and Japan fell into a recession, contributing to the bouts of volatility in their markets. China's economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China's standards. Compounding these concerns were a surprisingly steep decline in oil prices, the U.S. dollar's rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and potentially Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market's ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
February 23, 2015

Nuveen Investments

Portfolio Managers'

Comments

Nuveen Global High Income Fund (JGH)

Nuveen Global High Income Fund (JGH) is a newly organized closed-end fund that features portfolio management by Nuveen Asset Management, LLC (NAM). The Fund, which commenced operations on November 24, 2014, was formed from the merger of the Nuveen Global Income Opportunities Fund (JGG) and the Nuveen Diversified Currency Opportunities Fund (JGT). On October 31, 2014, shareholders of JGG and JGT approved a proposal to combine the two Funds into a single Fund, JGH, with a new investment mandate. The Fund employs NAM's global high income investment strategy, which seeks to identify securities from around the world as well as across the capital structure and credit spectrum that offer a high level of current income.

The Fund's portfolio managers are Timothy A. Palmer, CFA, Jeffrey T. Schmitz, CFA, and John T. Fruit, CFA. Here the portfolio management team reviews their management strategy and the performance of the Fund during the abbreviated annual reporting period since the Fund's inception on November 24, 2014, through December 31, 2014.

What key strategies were used to manage the Fund during this abbreviated reporting period since the Fund's inception on November 24, 2014, through December 31, 2014?

The Fund's investment objective is to seek a high level of current income. Since the Fund's inception on November 24, 2014, the management team has worked to reposition its assets to align the portfolio with its new investment policies and NAM's diversified global high income strategy. This strategy blends high yield (below investment grade) bonds and other income producing securities from around the world, and across the capital structure and credit spectrum. Securities the Fund can invest in include: U.S. high yield bonds, non-U.S. high yield bonds from developed and emerging markets and other income-producing investments such as preferred and convertible securities. When fully transitioned, at least 65% of the Fund's managed assets will be invested in securities rated lower than investment grade at time of purchase or, if non-rated, judged to be of comparable quality by the management team. At least 40% of the Fund's assets will be invested in securities issued by non-U.S. entities and up to 25% will be invested in debt obligations from issuers located in emerging market countries. Up to 15% of the Fund's assets may be in unhedged non-U.S. dollar-denominated securities. In addition, we may also use derivatives as part of the Fund's management strategy and will typically use leverage, which is discussed in more detail in the Fund Leverage section of this report. Derivatives related to foreign currencies will only be used to hedge the currency risk of the Fund's investments in non-U.S. dollar denominated securities, while other derivative types may be used to manage the Fund's interest rate sensitivity or in an effort to increase the Fund's yield or to enhance returns.

How did the Fund perform during this abbreviated reporting period ended December 31, 2014?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the abbreviated reporting period from the Fund's inception on November 24, 2014, through

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments

Portfolio Managers' Comments (continued)

December 31, 2014. For this abbreviated reporting period, the Fund underperformed the Barclays Global High Yield Index based on the Fund's total return at net asset value (NAV). As noted, however, this reporting period was quite short and the management team was in the process of transitioning the Fund's portfolio to a global high income strategy. Therefore, a comparison to the Fund's benchmark is less meaningful until the repositioning is complete.

The transition of the Fund's portfolio occurred during a period of heightened volatility for the high yield market. Geopolitical concerns and weak economic growth outside the U.S. led to increased risk aversion and wider credit spreads. In addition, the precipitous drop in oil prices was met with heavy selling in the high yield energy space, resulting in dramatically wider spreads in that sector. We were generally able to take advantage of the lower prices and higher yields during the Fund's repositioning to its new strategy, both within the energy sector and the broader high yield market. By the end of the reporting period, more than 75% of the Fund's investments were in securities rated below investment grade.

With regard to credit quality, higher rated securities within the high yield sector vastly outperformed those with lower ratings, especially after the sell-off in October. For example, from the Fund's November 24th inception date to the end of the reporting period, the BB-rated segment of the market returned -0.64% and B-rated -1.71%, while CCC-rated paper returned -3.90% and CC & below -8.27% (as measured by Barclays High Yield Indexes). Investors' preference for higher quality was not surprising as risk aversion grew and as interest rates trended lower, supporting the more rate-sensitive BB sector.

The trailing twelve-month global default rate finished 2014 at 2.1%, well below the historical average of 4.7% since 1983, according to Moody's. The focus by companies on terming out maturities and improving liquidity has been an important driver of the low default environment. Moody's global distressed index, which measures the percentage of high yield companies with debt trading at distressed levels, more than doubled to 18.1% in the final quarter of the year from 8.3% in the third, a result of the weakness in energy. Nonetheless, Moody's default model projects that the global speculative default rate will increase only modestly to 2.7% during 2015.

While we anticipate a continued challenging environment for the energy sector, the sell-off during the final months of 2014 was highly indiscriminate, which allowed us to purchase credits with a combination of attractive assets, lower production costs, substantial hedges and sufficient liquidity. As an example of the move in valuations during this reporting period, the Barclays Energy Exploration & Production sub-index spread widened by nearly 260 basis points from mid-November through year-end, while the broader Barclays U.S. Corporate High-Yield Index widened by approximately 90 basis points.

Outside of the energy space, the top sectors in which we deployed capital were communications, consumer (cyclical and non-cyclical) and basic industry. Within the basic industry sector, we saw more attractive opportunities in the paper/packaging and chemicals sub-sectors. We remained a bit more cautious on metals and mining as these industries remained under pressure due to concerns over slowing global growth, oversupplied markets and weakness in emerging markets. By the end of the reporting period, we had made significant progress in repositioning the Fund and intend to complete the process in early 2015.

The Fund used interest rate swap contracts to partially fix the interest cost of leverage, which the Fund employs through the use of bank borrowings; the effect on performance was modestly positive during the period, as interest rates moved higher in the portion of the curve referenced by the swaps used between the Fund's inception date and the end of the year.

The Fund used foreign currency exchange contracts to hedge a portion of the currency risk present in the Fund's non-U.S. dollar denominated bond exposures. The overall effect of these contracts was positive during the reporting period. These derivative exposures are integrated with the overall portfolio construction and as such losses and gains may be naturally related to and/or may offset impacts elsewhere in the portfolio. The Fund also used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. These positions were established near the end of the reporting period, and had a negligible impact on performance.

Nuveen Investments

Fund Leverage

IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmark was the Fund's use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on share NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. The Fund's use of leverage had a slightly negative impact on performance during this reporting period.

The Fund uses interest rate swap contracts in order to partially fix the interest cost of leverage costs, which as mentioned previously, the Fund uses through bank borrowings. The impact on performance was modestly positive during this reporting period, as interest rates moved higher in the portion of the curve referenced by the swaps used between the Fund's inception date and the end of the year.

As of December 31, 2014, the Fund's percentages of leverage are shown in the accompanying table.

JGH
Effective Leverage*	8.22%
Regulatory Leverage*	8.22%

*  Effective leverage is the Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND'S REGULATORY LEVERAGE

Bank Borrowings

The Fund employs regulatory leverage through the use of bank borrowings. As of December 31, 2014, the Fund has outstanding bank borrowings of $56,000,000.

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund's distributions is current as of December 31, 2014. The Fund's distribution levels may vary over time based on the Fund's investment activities and portfolio investment value changes.

On January 2, 2015 (subsequent to the close of this reporting period), the Fund declared its initial distribution of $0.1260 per share to shareholders, payable in February 2015.

Commencing with the first distribution, the Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of December 31, 2014, the Fund had a zero UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

Nuveen Investments

SHARE REPURCHASES

During December 2014, the Fund's Board of Trustees authorized the Fund to participate in Nuveen's closed-end fund complex-wide share repurchase program. Under the share repurchase program, the Fund may repurchase up to 10% of its outstanding shares as of the authorization date (approximately 3,210,000 shares) in open-market transactions at the Adviser's discretion.

As of December 31, 2014, and since the inception of the Fund's repurchase program, the Fund did not repurchase any of its outstanding shares.

TENDER OFFER

The Fund's Board of Trustees has authorized the Fund to conduct a tender offer pursuant to which the Fund would offer to purchase up to 25% of the Fund's outstanding shares for cash on a pro rata basis at a price per share equal to 98% of the NAV per share, as determined as of the close of regular trading on the NYSE on the expiration date of the tender offer.

On November 19, 2014, Nuveen announced the Fund's tender offer would commence on December 4, 2014 and expire on January 9, 2015 (subsequent to the close of this reporting period).

Refer to Notes to Financial Statements, Note 10 – Subsequent Events for further details on the Fund's tender offer.

OTHER SHARE INFORMATION

As of December 31, 2014, and during the current reporting period, the Fund's share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JGH
NAV	$19.46
Share Price	$17.25
Premium/(Discount) to NAV	(11.36)%
Since Inception Average Premium/(Discount) to NAV	(9.22)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Fixed Income Securities Risk. Fixed income securities, such as bonds, involve credit risk, maturity risk, extension risk, prepayment and reinvestment risk, and interest rate risk, among other things.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Counterparty Risk. To the extent that a Fund's derivative investments are purchased or sold in over-the-counter transactions, the Fund will be exposed to the risk that counterparties to these transactions will be unable to meet their obligations.

Currency Risk. Changes in exchange rates will affect the value of a Fund's investments.

Forward Currency Contracts Risk. Forward currency contracts are not standardized and are substantially unregulated. Principals are not required to continue to make markets in the securities or currencies they trade and these markets can

Nuveen Investments

experience periods of illiquidity, sometimes of significant duration. In addition, trading forward currency contracts can have the effect of financial leverage by creating additional investment exposure.

Tax Risk. The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions that may apply to the favorable tax treatment of tax-advantaged dividends. There can be no assurance as to the percentage of a Fund's distributions that will qualify as tax-advantaged dividends.

Interest Rate Swaps Risk. In interest rate swap transactions, there is a risk that yields will move in the direction opposite to the direction anticipated by the fund, which would cause the fund to make payments to its counterparty in the transaction that could adversely affect the fund's performance.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Nuveen Investments

JGH

Nuveen Global High Income Fund

Performance Overview and Holding Summaries as of December 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Cumulative Total Returns as of December 31, 2014

Since Inception[1]
JGH at NAV	(2.65)%
JGH at Share Price	(5.74)%
Barclays Global High Yield Index	(1.82)%

The performance information presented for the Fund is from its commencement of operations on November 24, 2014 and does not include the historical performance information for the funds acquired in the mergers, as previously described in the Portfolio Managers' Comments section of this report.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

1  Since inception returns are from 11/24/14.

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	2.3%
Corporate Bonds	83.8%
$1,000 Par (or similar) Institutional Preferred	3.5%
Sovereign Debt	11.3%
Asset-Backed and Mortgage-Backed Securities	2.4%
Short-Term Investments	4.0%
Other Assets Less Liabilities	1.7%
Net Assets Plus Borrowings	109.0%
Borrowings	(9.0)%
Net Assets	100%

Portfolio Composition

(% of total investments)2

Sovereign Debt	10.5%
Oil, Gas & Consumable Fuels	9.2%
Media	6.0%
Banks	5.1%
Metals & Mining	4.6%
Wireless Telecommunication Services	4.1%
Commercial Services & Supplies	3.4%
Health Care Providers & Services	3.1%
Diversified Telecommunication Services	3.0%
Paper & Forest Products	2.6%
Auto Components	2.4%
Food Products	2.4%
Asset-Backed and Mortgage-Backed Securities	2.3%
Hotels, Restaurants & Leisure	2.0%
Gas Utilities	2.0%
Containers & Packaging	1.8%
Chemicals	1.8%
Diversified Financial Services	1.7%
Consumer Finance	1.7%
Construction Materials	1.4%
Building Products	1.4%
Specialty Retail	1.3%
Machinery	1.3%
Marine	1.2%
Other	20.0%
Short-Term Investments	3.7%
Total	100%

Country Allocation

(% of total investments)2

United States	63.8%
Mexico	5.3%
Canada	3.3%
Luxembourg	2.8%
United Kingdom	2.6%
Turkey	2.5%
South Africa	2.3%
Indonesia	1.8%
Brazil	1.7%
Other	13.9%
Total	100%

Credit Quality

(% of total investments)2

AA	0.2%
A	5.6%
BBB	14.0%
BB or Lower	73.9%
N/R (not rated)	2.6%
N/A (not applicable)	3.7%
Total	100%

2  Excluding investments in derivatives.

Nuveen Investments

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on October 31, 2014 for JGG and JGT; at this meeting the shareholders were asked to vote to approve an Agreement and Plan of Merger, approve a new investment management agreement, to approve new sub-advisory agreements and to elect Board Members.

	JGG	JGT
	Common Shares	Common Shares
To approve an Agreement and Plan of Reorganization.
For	5,231,300	24,098,490
Against	84,902	484,539
Abstain	89,195	322,438
Broker Non-Votes	1,321,995	4,855,217
Total	6,727,392	29,760,684
To approve a new investment management agreement between each Fund and Nuveen Fund Advisory, LLC.
For	5,166,021	22,486,674
Against	87,443	457,603
Abstain	151,933	1,961,190
Broker Non-Votes	1,321,995	4,855,217
Total	6,727,392	29,760,684
To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC.
For	5,164,751	22,452,683
Against	86,813	462,431
Abstain	153,833	1,990,353
Broker Non-Votes	1,321,995	4,855,217
Total	6,727,392	29,760,684
Approval of the Board Members was reached as follows:
William Adams IV
For	6,508,003	27,426,074
Withhold	219,389	2,334,610
Total	6,727,392	29,760,684
David J. Kundert
For	6,509,153	27,410,809
Withhold	218,239	2,349,875
Total	6,727,392	29,760,684
John K. Nelson
For	6,514,295	27,423,058
Withhold	213,097	2,337,626
Total	6,727,392	29,760,684
Terence J. Toth
For	6,541,279	27,422,894
Withhold	186,113	2,337,790
Total	6,727,392	29,760,684

Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Global High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global High Income Fund (hereinafter referred to as the "Fund") at December 31, 2014, the results of its operations, the changes in its net assets and its cash flows and the financial highlights for the period November 24, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, IL
February 27, 2015

Nuveen Investments

JGH

Nuveen Global High Income Fund

Portfolio of Investments  December 31, 2014

Shares	Description (1)	Coupon		Ratings (2)	Value
	LONG-TERM INVESTMENTS – 103.3% (96.3% of Total Investments)
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 2.3% (2.1% of Total Investments)
	Banks – 1.0%
18,425	Citigroup Inc.	7.125%		BB+	$499,686
150,000	Citigroup Inc.	6.875%		BB+	3,987,000
20,000	Regions Financial Corporation	6.375%		BB–	501,000
37,718	Zions Bancorporation	6.300%		BB–	973,879
	Total Banks				5,961,565
	Capital Markets – 0.3%
65,000	Morgan Stanley	7.125%		BB	1,789,450
	Consumer Finance – 0.4%
99,665	Discover Financial Services	6.500%		BB–	2,525,511
	Food Products – 0.2%
50,000	CHS Inc.	7.100%		N/R	1,313,000
	Insurance – 0.1%
25,000	Hartford Financial Services Group Inc.	7.875%		BB+	749,000
	Real Estate Investment Trust – 0.3%
23,000	Northstar Realty Finance Corporation	8.750%		N/R	580,290
50,000	Summit Hotel Properties Inc.	7.125%		N/R	1,265,000
	Total Real Estate Investment Trust				1,845,290
	Total $25 Par (or similar) Retail Preferred (cost $13,988,903)				14,183,816
Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 83.8% (78.2% of Total Investments)
	Aerospace & Defense – 0.5%
$2,421	Bombardier Inc., 144A	6.000%	10/15/22	BB–	$2,445,210
680	Exelis, Inc.	5.550%	10/01/21	BBB+	733,883
	Total Aerospace & Defense				3,179,093
	Airlines – 0.1%
300	Air Canada, 144A	6.750%	10/01/19	BB	312,000
350	American Airlines Group Inc.	5.500%	10/01/19	B+	356,125
	Total Airlines				668,125
	Auto Components – 2.6%
300	Allison Transmission Inc., 144A	7.125%	5/15/19	B+	313,875
400	American & Axle Manufacturing Inc.	6.625%	10/15/22	BB–	424,000
2,750	Gestamp Funding Luxembourg SA, 144A	5.625%	5/31/20	BB	2,777,500
3,000	MPG Holdco I Inc., 144A	7.375%	10/15/22	B+	3,090,000
1,800	Schaeffler Holding Finance BV, 144A	6.250%	11/15/19	B1	1,854,000
1,000	Schaeffler Holding Finance BV, 144A	6.750%	11/15/22	B1	1,045,000
3,300	Stackpole International Intermediate Company, 144A	7.750%	10/15/21	B+	3,300,000
3,100	Tenneco Inc.	5.375%	12/15/24	BB	3,177,500
350	TRW Automotive Inc., 144A	4.450%	12/01/23	BBB–	351,750
	Total Auto Components				16,333,625

Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Automobiles – 0.4%
200	EUR	Fiat Finance & Trade SA	7.000%	3/23/17	BB–	$264,093
$275		General Motors Financial Company Inc.	4.250%	5/15/23	BBB–	280,470
1,580		Jaguar Land Rover PLC, 144A	8.125%	5/15/21	BB	1,730,100
		Total Automobiles				2,274,663
		Banks – 2.2%
1,000		Banco Do Brasil, 144A	9.000%	12/18/64	Ba2	930,000
535		CIT Group Inc.	5.000%	8/01/23	BB	549,713
2,000		Credit Agricole SA, 144A	6.625%	12/23/64	BB+	1,938,500
515		General Electric Capital Corporation	6.875%	1/10/39	AA+	728,471
285		HSBC Holdings PLC	6.800%	6/01/38	A+	377,960
545		JPMorgan Chase & Company	6.400%	5/15/38	A+	712,063
1,320		JPMorgan Chase & Company	6.750%	12/31/49	BBB–	1,392,600
1,000		Popular Inc.	7.000%	7/01/19	BB–	1,000,000
355		Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB–	385,031
250	EUR	Royal Bank of Scotland Group PLC	5.500%	11/29/49	B+	287,387
400		Santander UK PLC, 144A	5.000%	11/07/23	A–	422,478
740		Societe Generale, 144A	5.000%	1/17/24	BBB+	744,056
445		Standard Chartered PLC, 144A	5.700%	3/26/44	A+	462,886
3,500		State Bank of India London, 144A	3.622%	4/17/19	BBB–	3,549,263
500		Turkiye Halk Bankasi, 144A	4.750%	6/04/19	Baa3	506,400
		Total Banks				13,986,808
		Beverages – 0.6%
3,500		Cott Beverages USA Inc., 144A	6.750%	1/01/20	B–	3,500,000
		Building Products – 1.5%
3,500		Builders FirstSource Inc., 144A	7.625%	6/01/21	B	3,587,500
3,250		Hardwoods Acquisition Inc., 144A	7.500%	8/01/21	B	3,201,250
645		Owens Corning Incorporated	4.200%	12/15/22	BBB–	654,597
2,250		Ply Gem Industries Inc.	6.500%	2/01/22	CCC+	2,115,000
		Total Building Products				9,558,347
		Capital Markets – 0.1%
450		Morgan Stanley	4.350%	9/08/26	BBB+	452,689
		Chemicals – 1.9%
3,000		Hexion US Finance	6.625%	4/15/20	B3	2,940,000
1,250		Huntsman International LLC, 144A	5.125%	11/15/22	B+	1,231,250
3,000		Ineos Group Holdings SA, 144A	6.125%	8/15/18	B–	2,872,500
600		Mexichem SAB de CV, 144A	4.875%	9/19/22	BBB	619,500
1,000		Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	1,050,000
2,800		PolyOne Corporation	5.250%	3/15/23	BB	2,798,124
250		Taminco Global Chemical Corporation, 144A	4.250%	11/15/23	B–	246,375
		Total Chemicals				11,757,749
		Commercial Services & Supplies – 3.6%
2,500		ABX Group Inc.	6.375%	12/01/19	Ba3	2,393,750
2,000		ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	2,000,000
3,300		ADT Corporation	6.250%	10/15/21	BBB–	3,390,750
3,000		Casella Waste Systems Inc.	7.750%	2/15/19	CCC+	3,045,000
2,345		Clean Harbors Inc.	5.250%	8/01/20	BB+	2,356,725
3,100		Covanta Holding Corporation	5.875%	3/01/24	Ba3	3,154,250
3,000	CAD	GFL Environmental Corporation, 144A	7.500%	6/18/18	B+	2,531,072
375		R.R. Donnelley & Sons Company	7.625%	6/15/20	BB	411,563
1,500		R.R. Donnelley & Sons Company	6.500%	11/15/23	BB–	1,537,500
1,750	EUR	Waste Italia SPA, 144A	10.500%	11/15/19	B2	1,948,181
		Total Commercial Services & Supplies				22,768,791

Nuveen Investments

JGH  Nuveen Global High Income Fund
Portfolio of Investments (continued)  December 31, 2014

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Computers & Peripherals – 0.8%
$3,075		NCR Escrow Corporation, 144A	6.375%	12/15/23	BB	$3,198,000
2,000		Seagate HDD Cayman, 144A	5.750%	12/01/34	Baa	2,109,268
		Total Computers & Peripherals				5,307,268
		Construction & Engineering – 0.5%
1,500		Michael Baker International LLC / CDL Acquisition Company Inc., 144A	8.250%	10/15/18	B+	1,492,500
15,000	NOK	VV Holding AS, 144A	6.980%	7/10/19	N/R	1,942,171
		Total Construction & Engineering				3,434,671
		Construction Materials – 1.6%
6,500		Cemex SAB de CV, 144A	5.700%	1/11/25	BB–	6,305,000
3,500		Norbord Inc., 144A	5.375%	12/01/20	Ba2	3,395,000
		Total Construction Materials				9,700,000
		Consumer Finance – 1.4%
2,000		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	2,020,000
3,000		Enova International Inc., 144A	9.750%	6/01/21	B	2,955,000
945		First Data Corporation	6.750%	11/01/20	BB–	1,008,788
2,500		First Data Corporation	11.750%	8/15/21	CCC+	2,868,750
		Total Consumer Finance				8,852,538
		Containers & Packaging – 1.9%
3,000		Ardagh Packaging Finance / MP HD USA, 144A	6.750%	1/31/21	CCC+	2,985,000
300		Ball Corporation	4.000%	11/15/23	BB+	289,500
3,000		Beverage Packaging Holdings Luxembourg II SA / Issuer Inc., 144A	6.000%	6/15/17	CCC+	2,925,000
350	CAD	Cascades Inc., 144A	5.500%	7/15/21	Ba3	292,972
2,250		Coveris Holdings SA, 144A	7.875%	11/01/19	B–	2,317,500
2,000		PaperWorks Industries Inc., 144A	9.500%	8/15/19	B–	2,000,000
1,000		Reynolds Group	7.875%	8/15/19	B+	1,053,750
		Total Containers & Packaging				11,863,722
		Diversified Consumer Services – 1.0%
2,980		Nine West Holdings Incorporated, 144A	8.250%	3/15/19	CCC	2,488,300
2,400	GBP	Twinkle Pizza Holdings PLC, 144A	6.625%	8/01/21	B	3,812,874
		Total Diversified Consumer Services				6,301,174
		Diversified Financial Services – 1.5%
3,300		Fly Leasing Limited	6.750%	12/15/20	BB	3,333,000
1,000		Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	B1	930,000
3,000		Jefferies LoanCore LLC Finance Corporation, 144A	6.875%	6/01/20	B	2,737,500
2,715		Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	2,606,400
		Total Diversified Financial Services				9,606,900
		Diversified Telecommunication Services – 3.3%
450		AT&T, Inc.	5.550%	8/15/41	A	501,435
3,500		CenturyLink Inc.	7.650%	3/15/42	BB+	3,482,500
375		CyrusOne LP Finance	6.375%	11/15/22	B+	400,313
3,500		IntelSat Jackson Holdings	6.625%	12/15/22	B–	3,596,250
1,500		Level 3 Financing Inc.	8.625%	7/15/20	BB	1,618,125
595		Qwest Corporation	6.750%	12/01/21	BBB–	688,004
3,420		SBA Communications Corporation, 144A	4.875%	7/15/22	B	3,291,750
3,500		WideOpenWest Finance Capital Corporation	10.250%	7/15/19	CCC+	3,644,375
3,450		Windstream Corporation	6.375%	8/01/23	BB	3,225,750
		Total Diversified Telecommunication Services				20,448,502
		Electric Utilities – 0.8%
2,675		Intergen NV, 144A	7.000%	6/30/23	B+	2,541,250
2,300		RJS Power Holdings LLC, 144A	5.125%	7/15/19	BB–	2,271,250
		Total Electric Utilities				4,812,500

Nuveen Investments

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Electronic Equipment, Instruments & Components – 0.1%
$350	Anixter Inc.	5.125%	10/01/21	BB+	$350,000
	Energy Equipment & Services – 1.0%
350	Hercules Offshore LLC, 144A	7.500%	10/01/21	B	154,000
675	Nabors Industries Inc.	4.625%	9/15/21	BBB	634,191
2,000	Precision Drilling Corporation, 144A	5.250%	11/15/24	Ba1	1,640,000
2,000	Seventy Seven Energy Inc.	6.500%	7/15/22	B	1,170,000
2,920	Weatherford International PLC	7.000%	3/15/38	BBB–	2,807,983
	Total Energy Equipment & Services				6,406,174
	Food & Staples Retailing – 1.0%
2,500	Kehe Distributors LLC Finance, 144A	7.625%	8/15/21	B–	2,656,250
3,500	Supervalu Inc.	7.750%	11/15/22	B	3,430,000
	Total Food & Staples Retailing				6,086,250
	Food Products – 2.4%
500	BRF Brasil Foods SA, 144A	4.750%	5/22/24	BBB–	485,625
2,850	Diamond Foods Inc., 144A	7.000%	3/15/19	CCC+	2,921,250
3,000	Dole Food Company, 144A	7.250%	5/01/19	CCC+	2,992,500
3,300	JBS Investments GmbH, 144A	7.250%	4/03/24	BB	3,242,250
2,000	Land O Lakes Capital Trust I	7.450%	3/15/28	BB	2,070,000
2,000	Marfrig Holding Europe BV, 144A	8.375%	5/09/18	B+	1,970,000
1,250	Sun Merger Sub Inc., Smithfield Foods Acquisition, 144A	5.250%	8/01/18	BB–	1,271,875
	Total Food Products				14,953,500
	Gas Utilities – 2.1%
4,375	AmeriGas Finance LLC	7.000%	5/20/22	Ba2	4,528,125
3,400	Ferrellgas LP	8.625%	6/15/20	B–	3,408,500
500	Ferrellgas LP	6.750%	1/15/22	B+	488,750
2,050	LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	2,060,250
2,765	Suburban Propane Partners LP	5.500%	6/01/24	BB–	2,668,225
	Total Gas Utilities				13,153,850
	Health Care Equipment & Supplies – 0.7%
2,000	Tenet Healthcare Corporation	8.125%	4/01/22	B3	2,235,000
2,202	Tenet Healthcare Corporation	6.875%	11/15/31	B3	2,069,880
	Total Health Care Equipment & Supplies				4,304,880
	Health Care Providers & Services – 3.4%
3,000	Acadia Healthcare	5.125%	7/01/22	B	2,955,000
3,000	Community Health Systems, Inc.	6.875%	2/01/22	B	3,178,125
2,750	Davita Inc.	5.125%	7/15/24	B+	2,805,000
4,000	HCA Inc.	5.000%	3/15/24	BB+	4,110,000
2,000	Kindred Escrow Corporation, 144A	8.750%	1/15/23	B2	2,152,500
3,350	Mallinckrodt International Finance SA, 144A	5.750%	8/01/22	BB–	3,442,125
2,375	Select Medical Corporation	6.375%	6/01/21	B–	2,410,625
	Total Health Care Providers & Services				21,053,375
	Hotels, Restaurants & Leisure – 2.1%
3,450	1011778 BC ULC/New Red Finance Inc., 144A	6.000%	4/01/22	B–	3,536,250
3,000	MGM Resorts International Inc.	7.750%	3/15/22	BB	3,322,500
3,000	Scientific Games Corporation, 144A	7.000%	1/01/22	Ba3	3,037,500
200	Shearer's Foods LLC, 144A	9.000%	11/01/19	B1	218,000
3,350	Wynn Macau Limited, 144A	5.250%	10/15/21	BB	3,149,000
	Total Hotels, Restaurants & Leisure				13,263,250

Nuveen Investments

JGH  Nuveen Global High Income Fund
Portfolio of Investments (continued)  December 31, 2014

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Household Durables – 1.0%
$300	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	$313,500
3,000	Rialto Holdings LLC-Rialto Corporation	7.000%	12/01/18	B	3,045,000
3,000	Standard Pacific Corporation	5.875%	11/15/24	B+	3,000,000
	Total Household Durables				6,358,500
	Independent Power & Renewable Electricity Producers – 1.3%
2,250	Abengoa Yield PLC, 144A	7.000%	11/15/19	N/R	2,216,250
2,000	Dynegy Finance I Inc. / Dynegy Finance II Inc., 144A	6.750%	11/01/19	B3	2,035,000
1,500	GenOn Energy Inc.	7.875%	6/15/17	B	1,492,500
2,300	GenOn Energy Inc.	9.500%	10/15/18	B	2,288,500
	Total Independent Power & Renewable Electricity Producers				8,032,250
	Industrial Conglomerates – 0.5%
800	Alfa SAB de CV, 144A	5.250%	3/25/24	BBB–	832,000
2,300	Stena AB, 144A	7.000%	2/01/24	BB	2,104,500
	Total Industrial Conglomerates				2,936,500
	Insurance – 0.7%
750	AFLAC Insurance	6.450%	8/15/40	A	975,688
2,575	Genworth Holdings Inc.	4.800%	2/15/24	Baa3	2,087,365
385	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	416,520
885	Symetra Financial Corporation	4.250%	7/15/24	BBB+	902,104
	Total Insurance				4,381,677
	Internet Software & Services – 0.6%
4,000	Equinix Inc.	5.750%	1/01/25	B1	4,035,000
	Leisure Equipment & Products – 0.5%
3,465	Cinemark USA Inc.	4.875%	6/01/23	BB–	3,274,425
	Machinery – 1.4%
1,250	Chassix Inc., 144A	9.250%	8/01/18	B–	843,750
1,000	Commercial Vehicle Group	7.875%	4/15/19	B	1,032,500
1,000	Eaton Corporation	4.150%	11/01/42	A–	992,514
2,250	Terex Corporation	6.000%	5/15/21	BB	2,295,000
3,500	Vander Intermediate Holding II Corp., 144A	9.750%	2/01/19	CCC+	3,622,500
	Total Machinery				8,786,264
	Marine – 1.3%
3,000	Eletson Holdings Inc., 144A	9.625%	1/15/22	B	2,940,000
2,000	Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B+	1,950,000
3,500	Navios South American Logistics Inc., Finance US Inc., 144A	7.250%	5/01/22	B+	3,465,000
	Total Marine				8,355,000
	Media – 6.5%
3,500	Altice SA, 144A	7.750%	5/15/22	B	3,506,563
2,000	CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corporation, 144A	5.875%	3/15/25	BB–	2,015,000
3,500	CCO Holdings LLC Finance Corporation	5.750%	9/01/23	BB–	3,543,750
3,325	Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	3,225,250
3,000	Clear Channel Communications, Inc.	11.250%	3/01/21	CCC+	3,090,000
720	Comcast Corporation	6.400%	5/15/38	A–	961,348
300	Gannett Company Inc., 144A	5.125%	7/15/20	BB+	306,000
2,500	Harron Communications Finance, 144A	9.125%	4/01/20	BB–	2,725,000
3,000	Lamar Media Corporation	5.000%	5/01/23	BB–	2,970,000
2,000	Lee Enterprises Inc., 144A	9.500%	3/15/22	B2	2,052,500
1,000	Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B–	1,010,000
555	News America Holdings Inc.	6.650%	11/15/37	BBB+	741,069
1,400	Numericable Group SA, 144A	4.875%	5/15/19	Ba3	1,387,750

Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Media (continued)
$1,700		Numericable Group SA, 144A	6.000%	5/15/22	Ba3	$1,709,350
3,000		Sinclair Television Group	6.375%	11/01/21	B+	3,090,000
2,590		Sirius XM Radio Inc., 144A	5.750%	8/01/21	BB	2,648,275
2,250		Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B	2,323,125
250	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	214,107
3,000		WMG Acquisition Group, 144A	6.000%	1/15/21	B+	3,000,000
		Total Media				40,519,087
		Metals & Mining – 4.9%
2,000		AK Steel Corporation	7.625%	10/01/21	B–	1,835,000
975		Alcoa Inc.	5.400%	4/15/21	BBB–	1,055,958
1,500		Anglogold Holdings PLC	5.125%	8/01/22	Baa3	1,368,770
3,000		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	2,641,821
485		ArcelorMittal	6.750%	2/25/22	BB+	517,738
2,500		Century Aluminum Company, 144A	7.500%	6/01/21	B+	2,562,500
2,500		Cliffs Natural Resources Inc.	4.200%	1/15/18	BB–	1,625,000
720		Cliffs Natural Resources Inc.	4.800%	10/01/20	BB–	388,800
583		Coeur d'Alene Mines Corporation, Convertible Bond	7.875%	2/01/21	B+	459,113
350		Eldorado Gold Corporation, 144A	6.125%	12/15/20	BB	339,500
4,000		FMG Resources, 144A	8.250%	11/01/19	BB+	3,640,000
640		Freeport McMoRan Copper & Gold, Inc.	3.550%	3/01/22	BBB	604,871
4,000		Lundin Mining Corporation, 144A	7.500%	11/01/20	Ba2	3,960,000
700		Newmont Mining Corporation	3.500%	3/15/22	BBB	657,823
2,850		Steel Dynamics, Inc., 144A	5.125%	10/01/21	BB+	2,903,438
320		Teck Resources Limited	6.250%	7/15/41	BBB	294,995
300		Tupy S/A, 144A	6.625%	7/17/24	BB	288,000
285		Vale Overseas Limited	6.875%	11/10/39	A–	303,542
2,200		Vedanta Resources PLC, 144A	6.000%	1/31/19	BB	2,145,000
3,000		Westmoreland Coal Co, 144A	8.750%	1/01/22	B	2,947,500
		Total Metals & Mining				30,539,369
		Multiline Retail – 0.2%
1,300		J.C. Penney Company Inc.	8.125%	10/01/19	Caa2	1,144,000
		Oil, Gas & Consumable Fuels – 9.9%
500		Alpha Natural Resources Inc., 144A	7.500%	8/01/20	B	315,000
165		Anadarko Petroleum Corporation	6.200%	3/15/40	BBB	193,290
875		Apache Corporation	4.250%	1/15/44	A–	764,694
2,440		Atlas Pipeline LP Finance	5.875%	8/01/23	B+	2,415,600
375		Bill Barrett Corporation	7.000%	10/15/22	B2	301,875
1,745		Bonanza Creek Energy Inc.	5.750%	2/01/23	B–	1,378,550
2,000		Breitburn Energy Partners LP	7.875%	4/15/22	B–	1,545,000
2,250		California Resources Corporation, 144A	6.000%	11/15/24	Ba1	1,901,250
4,000		Calumet Specialty Products, 144A	6.500%	4/15/21	B+	3,560,000
1,000		Chaparral Energy Inc.	9.875%	10/01/20	B–	680,000
700		Chesapeake Energy Corporation	6.125%	2/15/21	BB+	735,000
5,000		CNPC General Capital Limited, 144A	1.450%	4/16/16	A+	4,988,850
2,000		Energy XXI Gulf Coast Inc., 144A	9.250%	12/15/17	B	1,300,000
1,050		EnQuest PLC, 144A	7.000%	4/15/22	B	651,000
2,425		Global Partners LP/GLP Finance, 144A	6.250%	7/15/22	B+	2,352,250
1,700		Laredo Petroleum Inc.	5.625%	1/15/22	B	1,487,500
1,000		Linn Energy LLC Finance Corporation	8.625%	4/15/20	B	870,000
3,800		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	3,572,000
1,500		MEG Energy Corporation, 144A	6.375%	1/30/23	BB	1,338,750
350		MEG Energy Corporation, 144A	7.000%	3/31/24	BB	316,750
250		Murphy Oil USA Inc.	6.000%	8/15/23	BB	261,250
1,000		Newfield Exploration Company	6.875%	2/01/20	BB+	1,015,000
200		Niska Gas Storage Canada ULC Finance Corporation, 144A	6.500%	4/01/19	B	150,500
2,000		Oasis Petroleum Inc., 144A	6.875%	3/15/22	B+	1,820,000
1,900	CAD	Paramount Resources Limited, 144A	7.625%	12/04/19	B	1,537,270
3,000		PBF Holding Company LLC	8.250%	2/15/20	BB+	3,015,000
3,500		Penn Virginia Corporation	8.500%	5/01/20	B–	2,800,000

Nuveen Investments

JGH  Nuveen Global High Income Fund
Portfolio of Investments (continued)  December 31, 2014

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Oil, Gas & Consumable Fuels (continued)
$900		Petrobras Global Finance BV	6.250%	3/17/24	Baa2	$856,386
210		Petrobras International Finance Company	5.375%	1/27/21	Baa2	194,580
3,478		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	3,251,930
1,000		Rowan Companies Inc.	4.875%	6/01/22	BBB–	973,081
250		Sabine Pass Liquefaction LLC	5.625%	2/01/21	BB+	245,625
1,000		Sanchez Energy Corporation	7.750%	6/15/21	B–	930,000
3,000		Seadrill Limited, 144A	6.625%	9/15/20	N/R	2,490,000
2,000	NOK	Ship Finance International Limited	6.730%	10/19/17	N/R	261,640
2,000		SM Energy Company, 144A	6.125%	11/15/22	BB	1,880,000
250		Targa Resources Inc.	4.250%	11/15/23	BB+	227,500
2,500		Tesoro Logistics LP Finance Corporation, 144A	6.250%	10/15/22	BB	2,493,750
700		Thai Oil PCL, 144A	3.625%	1/23/23	Baa1	688,043
765		Transocean Inc.	3.800%	10/15/22	BBB–	619,899
3,000		Transocean Inc.	6.800%	3/15/38	BBB	2,570,721
1,000		Vanguard Natural Resources Finance	7.875%	4/01/20	B	862,750
2,045		Western Refining Inc.	6.250%	4/01/21	B+	1,993,875
		Total Oil, Gas & Consumable Fuels				61,806,159
		Paper & Forest Products – 2.8%
3,220		Domtar Corporation	6.750%	2/15/44	BBB–	3,646,589
3,300		Louisiana Pacific Corporation	7.500%	6/01/20	BB	3,473,250
3,000		Mercer International Inc., 144A	7.750%	12/01/22	B2	3,037,500
3,000		Millar Western Forest Products Ltd	8.500%	4/01/21	B–	3,105,000
2,000		Sappi Papier Holding GMBH, 144A	8.375%	6/15/19	BB	2,140,000
1,000		Sappi Papier Holding GMBH, 144A	6.625%	4/15/21	BB	1,025,000
1,000		Tembec Industries, Inc., 144A	9.000%	12/15/19	B–	983,750
		Total Paper & Forest Products				17,411,089
		Personal Products – 0.7%
4,000		Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B+	4,200,000
		Pharmaceuticals – 1.2%
300		Endo Finance Company, 144A	7.000%	12/15/20	B+	315,000
3,000		Endo Finance Company, 144A	5.750%	1/15/22	B1	3,000,000
3,780		VP Escrow Corporation, 144A	6.375%	10/15/20	B1	3,950,100
		Total Pharmaceuticals				7,265,100
		Real Estate Investment Trust – 0.7%
870		American Tower Company	5.000%	2/15/24	BBB	922,606
475		ARC Property Operating Partnership LP, Clark Acquisition LLC	4.600%	2/06/24	BB+	438,207
3,000		Crown Castle International Corporation	5.250%	1/15/23	BB	3,060,000
		Total Real Estate Investment Trust				4,420,813
		Real Estate Management & Development – 0.9%
1,350		Country Garden Holding Company, 144A	11.125%	2/23/18	BB+	1,431,689
3,000		Country Garden Holding Company, 144A	7.500%	1/10/23	BB+	2,835,000
1,200		Gemdale International Investment Limited	7.125%	11/16/17	Ba3	1,198,800
		Total Real Estate Management & Development				5,465,489
		Road & Rail – 1.0%
3,000		Hertz Corporation	7.375%	1/15/21	B	3,150,000
3,500		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B3	3,465,000
		Total Road & Rail				6,615,000
		Semiconductors & Semiconductor Equipment – 1.0%
3,500		Advanced Micro Devices, Inc.	7.000%	7/01/24	B	2,966,250
325		Micron Technology, Inc., 144A	5.875%	2/15/22	BB	341,250
3,000		Micron Technology, Inc., 144A	5.500%	2/01/25	BB	3,030,000
		Total Semiconductors & Semiconductor Equipment				6,337,500

Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Software – 1.2%
$3,390		BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	$3,186,600
565		Computer Sciences Corporation	4.450%	9/15/22	BBB+	577,946
3,500		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B1	3,550,750
		Total Software				7,315,296
		Specialty Retail – 1.4%
2,500		Neiman Marcus Mariposa Borrower / Merger Sub LLC, 144A	8.000%	10/15/21	CCC+	2,643,750
415		Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	430,020
2,912		The Men's Warehouse Inc., 144A	7.000%	7/01/22	B2	2,992,080
3,000		Toys R Us Property Company II LLC	8.500%	12/01/17	Ba3	2,977,500
		Total Specialty Retail				9,043,350
		Textiles, Apparel & Luxury Goods – 0.5%
3,250		Polymer Group Inc., 144A	6.875%	6/01/19	CCC+	3,120,000
		Transportation Infrastructure – 0.1%
800		Aviation Capital Group Corporation, 144A	3.875%	9/27/16	BBB–	820,142
		Wireless Telecommunication Services – 4.4%
12,000	SEK	AINMT Scandinavia Holdings AB	9.750%	3/19/19	N/R	1,497,000
3,800		Digicel Limited, 144A	6.000%	4/15/21	B1	3,553,000
2,800		ENTEL Chile SA, 144A	4.750%	8/01/26	BBB+	2,777,062
3,000		FairPoint Communications Inc., 144A	8.750%	8/15/19	B	3,015,000
2,789		Frontier Communications Corporation	6.250%	9/15/21	BB	2,802,945
2,250		Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	2,227,500
200		Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	208,000
275		Softbank Corporation, 144A	4.500%	4/15/20	BB+	270,875
4,000		Sprint Corporation	7.250%	9/15/21	BB–	3,965,000
400		Sprint Nextel Corporation	7.000%	3/01/20	BB+	432,000
4,000		T-Mobile USA Inc.	6.731%	4/28/22	BB	4,120,000
2,800		Wind Acquisition Finance SA, 144A	4.750%	7/15/20	Ba3	2,618,000
		Total Wireless Telecommunication Services				27,486,382
		Total Corporate Bonds (cost $537,244,592)				524,046,836
Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 3.5% (3.2% of Total Investments)
		Banks – 2.3%
$4,300		Barclays PLC	8.250%	N/A (4)	BB+	$4,407,152
690	EUR	Barclays PLC	6.500%	N/A (4)	BB+	817,401
2,000		Bank of America Corporation	6.500%	N/A (4)	BB	2,035,800
1,000		Credit Agricole SA	7.875%	N/A (4)	BB+	1,017,534
500		HSBC Holdings PLC	6.375%	N/A (4)	BBB	505,000
475		Nordea Bank AB, 144A	6.125%	N/A (4)	BBB	469,894
2,000		Societe Generale, 144A	7.875%	N/A (4)	BB+	1,937,500
1,590		SunTrust Bank Inc.	5.625%	N/A (4)	BB+	1,597,950
1,400		Wachovia Capital Trust III	5.570%	N/A (4)	BBB	1,351,700
		Total Banks				14,139,931
		Capital Markets – 0.7%
200	EUR	Baggot Securities Limited, 144A	10.240%	N/A (4)	N/R	253,505
4,285		Deutsche Bank AG	7.500%	N/A (4)	BB+	4,113,600
		Total Capital Markets				4,367,105
		Diversified Financial Services – 0.3%
2,000		Banco BTG Pactual SA/Luxembourg, 144A	8.750%	N/A (4)	Ba3	1,990,000

Nuveen Investments

JGH  Nuveen Global High Income Fund
Portfolio of Investments (continued)  December 31, 2014

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Insurance – 0.2%
$570		Catlin Insurance Company Limited	7.249%	N/A (4)	BBB+	$566,794
250		Genworth Financial Inc.	6.150%	11/15/66	Ba1	153,750
355		Lincoln National Corporation	6.050%	4/20/67	BBB	355,000
		Total Insurance				1,075,544
		Total $1,000 Par (or similar) Institutional Preferred (cost $22,313,051)				21,572,580
Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SOVEREIGN DEBT – 11.3% (10.5% of Total Investments)
		Argentina – 0.4%
$2,500		Republic of Argentina	7.000%	10/03/15	N/R	$2,467,500
		Bermuda – 0.1%
450		Bermuda Government, 144A	5.603%	7/20/20	AA–	492,750
		Brazil – 0.1%
1,000		Banco Nacional de Desenvolvimento Economico e Social, 144A	3.375%	9/26/16	Baa2	1,003,400
		Costa Rica – 0.1%
400		Republic of Costa Rica, 144A	7.000%	4/04/44	Ba1	392,000
		Greece – 0.3%
2,000	EUR	Hellenic Republic	4.750%	4/17/19	B	1,926,981
		Indonesia – 2.0%
8,300		Republic of Indonesia, 144A	5.875%	3/13/20	Baa3	9,192,250
3,000		Republic of Indonesia, 144A	4.875%	5/05/21	Baa3	3,168,750
		Total Indonesia				12,361,000
		Mexico – 3.9%
235,300	MXN	Mexico Bonos de DeSarrollo	4.750%	6/14/18	A3	15,913,002
65,300	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	5,086,670
40,100	MXN	Mexico Bonos de DeSarrollo	7.750%	11/13/42	A	3,129,003
		Total Mexico				24,128,675
		Romania – 0.1%
400		Republic of Romania, 144A	6.125%	1/22/44	BBB–	484,500
		Slovenia – 0.2%
1,000		Republic of Slovenia, 144A	4.125%	2/18/19	A–	1,047,520
		South Africa – 1.3%
39,000	ZAR	Republic of South Africa	8.250%	9/15/17	BBB+	3,477,474
43,000	ZAR	Republic of South Africa	6.750%	3/31/21	BBB+	3,558,134
12,800	ZAR	Republic of South Africa	10.500%	12/21/26	BBB+	1,330,608
		Total South Africa				8,366,216
		Sri Lanka – 0.3%
2,000		Republic of Sri Lanka, 144A	6.000%	1/14/19	BB–	2,080,000
		Turkey – 2.5%
21,800	TRY	Republic of Turkey, Government Bond	6.500%	1/07/15	Baa1	9,333,786
12,500	TRY	Republic of Turkey, Government Bond	10.700%	2/24/16	BBB	5,502,934
1,000		Republic of Turkey, Government Bond	6.250%	9/26/22	Baa3	1,141,250
		Total Turkey				15,977,970
		Total Sovereign Debt (cost $79,493,110)				70,728,512

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 2.4% (2.3% of Total Investments)
$643	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	$529,817
809	CAM Mortgage Trust 2013-1	5.500%	12/15/53	N/R	809,871
1,275	CAM Mortgage Trust 2014-2	4.450%	5/15/48	Caa2	1,279,619
750	CarFinance Capital Auto Trust, Automobile Receivables-Backed Notes, Series 2013-1, 144A	3.450%	3/15/19	Baa1	757,845
3,015	Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	4/25/47	Caa1	2,964,602
345	Countrywide Home Loans Mortgage, Series 2005-27	5.500%	12/25/35	Caa1	324,064
523	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10	5.796%	8/10/45	A	566,015
2,475	GP Portfolio Trust 2014-GPP A	2.917%	2/15/27	BBB–	2,479,049
1,103	Monty Parent Issuer LLC 2013-LTR1	3.470%	11/20/28	CCC	1,104,044
888	Oaktree Real Estate Investments, Commercial Mortgage Asset Backed Securities ORES NPL LLC 2013-LV2I, 144A	3.081%	9/25/25	N/R	887,827
1,500	Vericrest Opportunity Loan Transferee, Series 2014-NPL7	4.750%	8/27/57	N/R	1,472,409
2,104	Walter Investment Management Company Capital Trust, Series 2012-AA	4.549%	10/16/50	BBB	2,127,015
$15,430	Total Asset-Backed and Mortgage-Backed Securities (cost $15,293,304)				15,302,177
	Total Long-Term Investments (cost $668,332,960)				645,833,921
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 4.0% (3.7% of Total Investments)
$24,695	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/14, repurchase price $24,695,407, collateralized by $20,905,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $25,190,525	0.000%	1/02/15		$24,695,407
	Total Short-Term Investments (cost $24,695,407)				24,695,407
	Total Investments (cost $693,028,367) – 107.3%				670,529,328
	Borrowings – (9.0)% (5), (6)				(56,000,000)
	Other Assets Less Liabilities – 1.7% (7)				10,348,153
	Net Assets – 100%				$624,877,481

Investments in Derivatives as of December 31, 2014

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (7)
Bank of America	Pound Sterling	2,000,000	U.S. Dollar	3,137,244	2/11/15	$20,952
Goldman Sachs	Canadian Dollar	3,107,979	U.S. Dollar	2,752,544	2/27/15	80,713
Goldman Sachs	Canadian Dollar	3,000,000	U.S. Dollar	2,574,157	2/27/15	(4,847)
Goldman Sachs	Euro	1,600,000	U.S. Dollar	1,987,040	2/12/15	50,212
Goldman Sachs	Norwegian Krone	14,900,000	U.S. Dollar	2,077,495	2/10/15	80,383
Goldman Sachs	Swedish Krona	12,000,000	U.S. Dollar	1,588,958	2/13/15	49,410
						$276,823

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Termination Date	Unrealized Appreciation (Depreciation) (7)
JPMorgan	$22,469,000	Receive	1-Month USD-LIBOR-BBA	1.462%	Monthly	12/01/15	12/01/20	$76,662
JPMorgan	22,469,000	Receive	1-Month USD-LIBOR-BBA	1.842	Monthly	12/01/15	12/01/22	45,241
	$44,938,000							$121,903

Nuveen Investments

JGH  Nuveen Global High Income Fund
Portfolio of Investments (continued)  December 31, 2014

Investments in Derivatives as of December 31, 2014 (continued)

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note	Short	(330)	3/15	$(39,246,797)	$(37,576)
10-Year U.S. Treasury Note	Short	(330)	3/15	(41,842,969)	(54,688)
				$(81,089,766)	$(92,264)

(1)  All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)  Perpetual security. Maturity date is not applicable.

(5)  Borrowings as a percentage of Total Investments is 8.4%.

(6)  The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings.

(7)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(8)  Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

N/A  Not applicable.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD  Canadian Dollar

EUR  Euro

GBP  British Pound Sterling

MXN  Mexican Peso

NOK  Norwegian Krone

SEK  Swedish Krona

TRY  Turkish Lira

ZAR  South African Rand

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate – British Bankers' Association

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  December 31, 2014

Assets
Long-term investments, at value (cost $668,332,960)	$645,833,921
Short-term investments, at value (cost approximates value)	24,695,407
Cash	1,687,128
Cash denominated in foreign currencies (cost $1,024,955)	1,026,946
Cash collateral at brokers(1)	762,300
Unrealized appreciation on:
Forward foreign currency exchange contracts, net	276,823
Interest rate swaps	121,903
Receivable for:
Dividends	41,250
Reimbursement from Adviser	655,027
Interest	10,552,983
Reclaims	9,674
Other assets	250,276
Total assets	685,913,638
Liabilities
Borrowings	56,000,000
Payable for:
Investments purchased	2,805,001
Variation margin on futures contracts	123,750
Accrued expenses:
Interest on borrowings	83,826
Management fees	495,535
Reorganization expense	576,124
Trustees fees	46,944
Other	904,977
Total liabilities	61,036,157
Net assets	$624,877,481
Shares outstanding	32,103,191
Net asset value ("NAV") per share outstanding	$19.46
Net assets consist of:
Shares, $.01 par value per share	$321,032
Paid-in surplus	665,452,760
Undistributed (Over-distribution of) net investment income	(1,414,486)
Accumulated net realized gain (loss)	(17,235,820)
Net unrealized appreciation (depreciation)	(22,246,005)
Net assets	$624,877,481
Authorized shares	Unlimited

(1)  Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  For the period November 24, 2014
(commencement of operations)
through December 31, 2014

Investment Income	$4,943,271
Expenses
Management fees	610,289
Interest expense on borrowings	111,640
Shareholder servicing agent fees and expenses	90
Custodian fees and expenses	40,964
Trustees fees and expenses	2,678
Professional fees	101,898
Shareholder reporting expenses	74,137
Investor relations expenses	18,240
Other expenses	745
Total expenses	960,681
Net investment income (loss)	3,982,590
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(25,163,090)
Forward foreign currency exchange contracts	(4,042)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	4,031,263
Forward foreign currency exchange contracts	276,823
Futures contracts	(92,264)
Swaps	(215,751)
Net realized and unrealized gain (loss)	(21,167,061)
Net increase (decrease) in net assets from operations	$(17,184,471)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets

For the Period 11/24/14 (commencement of operations) through 12/31/14
Operations
Net investment income (loss)	$3,982,590
Net realized gain (loss) from:
Investments and foreign currency	(25,163,090)
Forward foreign currency exchange contracts	(4,042)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	4,031,263
Forward foreign currency exchange contracts	276,823
Futures contracts	(92,264)
Swaps	(215,751)
Net increase (decrease) in net assets from operations	(17,184,471)
Capital Share Transactions
Shares issued in the Reorganization(1)	642,061,932
Net increase (decrease) in net assets from capital share transactions	642,061,932
Net increase (decrease) in net assets	624,877,461
Net assets at the beginning of period	20
Net assets at the end of period	$624,877,481
Undistributed (Over-distribution of) net investment income at the end of period	$(1,414,486)

(1)  Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganization for further details.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows  For the period November 24, 2014
(commencement of operations)
through December 31, 2014

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets from Operations	$(17,184,471)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(406,529,681)
Proceeds from sales and maturities of investments	276,161,035
Proceeds from (Purchases of) short-term investments, net	135,480,381
Proceeds from (payments for) cash denominated in foreign currency	(821,128)
Amortization (Accretion) of premiums and discounts, net	(905,367)
(Increase) Decrease in:
Cash collateral at brokers	(762,300)
Receivable for dividends	(33,125)
Receivable for interest	(2,357,020)
Receivable for investments sold	179,740
Receivable for reclaims	5,125
Other assets	(190,666)
Increase (Decrease) in:
Payable for investments purchased	(2,511,762)
Payable for variation margin on futures contracts	123,750
Accrued interest on borrowings	51,764
Accrued management fees	110,882
Accrued reorganization expense	(193,876)
Accrued Trustees fees	(2,598)
Accrued other expenses	(4,439)
Net realized (gain) loss from:
Investments and foreign currency	25,163,090
Paydowns	109
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(4,031,263)
Forward foreign currency exchange contracts	(276,823)
Swaps	215,751
Net cash provided by (used in) operating activities	1,687,108
Net Increase (Decrease) in cash	1,687,108
Cash at the beginning of period	20
Cash at the end of period	$1,687,128
Supplemental Disclosure of Cash Flow Information*
Cash paid for interest on borrowings (excluding borrowing costs)	$40,767

*  See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Reorganization for more information of the non-cash activities related to the Reorganization.

See accompanying notes to financial statements.

Nuveen Investments

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Nuveen Investments

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Year Ended 12/31:
2014(e)	$20.00	$0.12	$(0.66)	$(0.54)	$—	$—	$—	$19.46
	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2014(e)	$56,000	$12,159

Nuveen Investments

				Ratios/Supplemental Data
		Total Returns			Ratios to Average Net Assets(c)
	Ending Market Value	Based on NAV(b)	Based on Market Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income		Portfolio Turnover Rate(d)
Year Ended 12/31:
2014(e)	$17.25	(2.65)%	(5.74)%	$624,877	1.47	%*	6.09	%*	44%

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Note 9 – Borrowing Arrangements.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 12/31:
2014(e)	0.17	%*

(d)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)  For the period from November 24, 2014 (commencement of operations) through December 31, 2014.

*  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Global High Income Fund (the "Fund") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified closed-end management investment company. The Fund was formed from the reorganization of two closed-end funds, as further described below, and commenced operations on November 24, 2014. The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JGH." The Fund was organized as a Massachusetts business trust on August 5, 2014.

Investment Adviser

The Fund's investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions, including the Fund's use of leverage. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC ("NAM" or the "Sub-Adviser"), a subsidiary of the Adviser, under which NAM manages the Fund's investment portfolio.

Investment Objectives and Principal Investment Strategies

The Fund's investment objective is to provide a high level of current income. Under normal market conditions:

•  The Fund invests at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in global income-producing securities including, but not limited to, corporate debt securities, U.S. and foreign government debt securities, mortgage- and asset-backed securities, preferred securities, secured and unsecured loans and convertible debt securities.

•  The Fund will invest at least 65% of its managed assets in securities that at the time of investment are rated below investment grade (those rated BB/Ba or lower) or that are unrated but judged by the Sub-Adviser to be of comparable quality. These securities are commonly referred to as "high-yield" securities or "junk bonds" and generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.

•  The Fund will invest at least 40% of its managed assets in securities of issuers located outside of the United States. In addition, under normal market conditions, no more than 25% of the Fund's managed assets may be invested in securities of issuers located in emerging market countries.

•  No more than 15% of the Fund's managed assets may be exposed to currencies other than the U.S. dollar, net of any currency hedging transactions.

•  The Fund may invest in other investment companies that invest primarily in securities of the types in which the Fund may invest directly to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptive orders issued by the Securities and Exchange Commission ("SEC").

•  The Fund will invest no more than 10% of its managed assets in U.S. dollar cash or cash equivalents

The Fund may use the following derivative instruments and other investment techniques: options, futures contracts, options on futures contracts, swaps (including interest rate swaps, credit default swaps and currency swaps), options on swaps, forward foreign currency exchange contracts and options on foreign currencies. The Fund's use of currency-related derivative instruments will be limited to hedging purposes only. The Fund may use other derivative instruments and other investment techniques for duration management or otherwise in an effort to increase the Fund's yield or to enhance returns.

Fund Reorganizations

The Fund was formed from the reorganizations of the following two closed-end funds (each a "Target Fund" and collectively, the "Target Funds") with and into a wholly-owned subsidiary of the Fund (the "Reorganization Sub") (the "Reorganizations"):

•  Nuveen Global Income Opportunities Fund (JGG) ("Global Income Opportunities (JGG)")

•  Nuveen Diversified Currency Opportunities Fund (JGT) ("Diversified Currency Opportunities (JGT)")

The Reorganizations became effective prior to the opening of business on November 24, 2014. Upon the closing of the Reorganizations, each Target Fund merged with and into the Reorganization Sub. Shareholders of each Target Fund received newly issued shares of the Fund, the aggregate net asset value ("NAV") of which was equal to the aggregate NAV of the shares of each Target Fund held immediately prior to the Reorganizations (including for this purpose fractional Fund shares to which shareholders would have been entitled). Following completion of the Reorganizations, the Reorganization

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Sub distributed its assets to the Fund, the Fund, assumed the liabilities of the Reorganization Sub, in complete liquidation and dissolution of the Reorganization Sub. As a result of the Reorganizations, the assets of the Target Funds were combined, and the shareholders of each Target Fund became shareholders of the Fund. Details of the Reorganizations are further described in Note 8 – Fund Reorganizations.

The Fund is treated as the survivor of the Reorganizations for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund is from its commencement of operations on November 24, 2014, and there is no historical performance or other information to present for the Target Funds.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of December 31, 2014, the Fund's outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$—

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends to shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

There were no distributions made by the Fund during the period November 24, 2014 (commencement of operations) through December 31, 2014.

Receivable from Adviser

In connection with the Reorganizations, the Fund acquired an outstanding trade receivable in the amount of $655,027 due from an affiliated entity of Lehman Brothers Holdings, Inc., ("Lehman"), which filed for Chapter 11 bankruptcy protection. The Fund's custodian agreed to waive any overdraft charges resulting from this receivable, as the receivable was an offset of a payable due to the custodian and noted on the Fund's accounting records. As of the end of the reporting period, the Adviser has determined that this asset will not be recovered from Lehman and therefore has agreed to reimburse the Fund for the entire receivable amount.

This receivable and payable are recognized as a component of "Receivable for reimbursement from Adviser" and "Other accrued expenses" on the Statement of Assets and Liabilities, respectively, and there has been no effect on the Fund's NAV as a result.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments

Notes to Financial Statements (continued)

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Fund's Board of Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of forward foreign currency exchange contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market

Nuveen Investments

quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$14,183,816	$—	$—	$14,183,816
Corporate Bonds	—	524,046,836	—	524,046,836
$1,000 Par (or similar) Institutional Preferred	—	21,572,580	—	21,572,580
Sovereign Debt	—	70,728,512	—	70,728,512
Asset-Backed and Mortgage-Backed Securities	—	15,302,177	—	15,302,177
Short-Term Investments:
Repurchase Agreements	—	24,695,407	—	24,695,407
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	276,823	—	276,823
Interest Rate Swaps**	—	121,903	—	121,903
Futures Contracts**	(92,264)	—	—	(92,264)
Total	$14,091,552	$656,744,238	$—	$670,835,790

*  Refer to the Fund's Portfolio of Investments for industry and country classifications, where applicable.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund's pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

Nuveen Investments

Notes to Financial Statements (continued)

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of December 31, 2014 the Fund's investments in non-U.S. Securities were as follows:

	Value	% of Total Investments
Country:
Mexico	$35,435,925	5.3%
Canada	22,117,627	3.3
Luxembourg	18,621,550	2.8
United Kingdom	17,246,588	2.6
Turkey	16,484,370	2.5
South Africa	15,541,806	2.3
Indonesia	12,361,000	1.8
Brazil	11,263,783	1.7
Other countries	93,420,113	13.9
Total non-U.S. securities	$242,492,762	36.2%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates on assets and liabilities associated with investments and investments in derivatives are recognized as a component of "Net realized gain (loss) from investments and foreign currency," on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates on assets and liabilities associated with investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency," on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures contracts, options purchased, options written and swaps," respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen Investments

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$24,695,407	$(24,695,407)	$—

*  As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

The Fund is authorized to enter into forward foreign currency exchange contracts ("forward contract") under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the over-the-counter ("OTC") markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of "Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts, (net)" on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts" on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of "Net realized gain (loss) from forward foreign currency exchange contracts" on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, the Fund used foreign currency exchange contracts to hedge a portion of the currency risk present in the Fund's non-U.S. dollar denominated bond exposures.

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period was as follows:

Average notional amount of forward foreign currency exchange contracts outstanding*	$14,117,438

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Nuveen Investments

Notes to Financial Statements (continued)

The following table presents the fair value of all forward foreign currency exchange contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$281,670	—	$—
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(4,847)	—	—
Total			$276,823		$—

The following table presents the forward foreign currency exchange contracts, which are subject to netting agreements, as well as the collateral delivered related to those forward foreign currency exchange contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Bank of America	$20,952	$—	$—	$20,952	$—	$20,952
Goldman Sachs	260,718	(4,847)	(4,847)	255,871	(255,871)	—
Total	$281,670	$(4,847)	$(4,847)	$276,823	$(255,871)	$20,952

* Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward contracts on the Statement of Operations during the current fiscal period, as well as the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Foreign currency exchange rate	Forward contracts	$(4,042)	$276,823

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Cash collateral at brokers" on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days "mark-to-market" of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund's account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund's account with an amount equal to depreciation. These daily cash settlements are also known as "variation margin." Variation margin is recognized as a receivable and/or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period the Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

Nuveen Investments

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$(81,089,766)

*  The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(92,264)

*  Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund's Portfolio of Investments, and not the asset and liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, as well as the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$—	$(92,264)

Swap Contracts

Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowings. Forward interest rate swap contracts involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between the Fund's basis in the swap contract and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the current fiscal period, the Fund used interest rate swap contracts to partially fix the interest cost of leverage, which the Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$44,938,000

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all interest rate swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Swaps	Unrealized appreciation on interest rate swaps	$121,903	—	$—

Nuveen Investments

Notes to Financial Statements (continued)

The following table presents the swap contracts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts as of the end of the fiscal period.

Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps*	Gross Unrealized (Depreciation) on Interest Rate Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan	$121,903	$—	$—	$121,903	$(121,903)	$—

* Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, as well as the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$—	$(215,751)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in shares (excluding shares owned by the Adviser) were as follows:

Period 11/24/14 (commencement of operations) through 12/31/14
Shares:*
Issued in the Reorganization	32,103,190

*  As of December 31, 2014, the Adviser owned one share of the Fund.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the period November 24, 2014 (commencement of operations) through December 31, 2014, aggregated $406,529,681 and $276,161,035, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of unrealized gain or loss for tax (mark-to-market) for certain foreign currency exchange contracts, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are

Nuveen Investments

permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of December 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$694,213,530
Gross unrealized:
Appreciation	$3,347,135
Depreciation	(27,031,337)
Net unrealized appreciation (depreciation) of investments	$(23,684,202)

Permanent differences, primarily due to foreign currency transactions, reorganization adjustments and net operating loss, resulted in reclassifications among the Fund's components of net assets as of December 31, 2014, the Fund's tax year end, as follows:

Paid-in surplus	$(2,534,236)
Undistributed (Over-distribution of) net investment income	(5,397,076)
Accumulated net realized gain (loss)	7,931,312

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2014, the Fund's tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The Fund did not declare and distribute dividends to shareholders during its tax year ended December 31, 2014.

Distributions from net ordinary income[1]	$—
Distributions from net long-term capital gains	—

1  Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

As of December 31, 2014, the Fund's tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$17,280,581

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

Nuveen Investments

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2014, the complex-level fee rate for the Fund was 0.1639%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Fund Reorganizations

The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Target Funds' shareholders will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganizations, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds' shareholders for federal income tax purposes.

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the Reorganizations, were as follows:

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Cost of investments	$176,176,497	$554,719,905
Fair value of investments	170,852,457	525,355,098
Net unrealized appreciation (depreciation) of investments	(5,324,040)	(29,364,807)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Nuveen Investments

Share Transactions

The shares outstanding, net assets and NAV per share outstanding immediately prior to and after the Reorganizations are as follows:

Target Funds — Prior to Reorganizations	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Shares outstanding	9,037,318	44,630,135
Net assets	$116,874,513	$525,187,419
NAV per share outstanding	$12.93	$11.77

The Fund – Prior to Reorganizations
Shares outstanding	1
Net assets	$20
NAV per share outstanding	$20.00
The Fund – Post Reorganizations
Shares outstanding	32,103,191
Net assets	$642,061,952
NAV per share outstanding	$20.00

Pro Forma Results of Operations

There are no pro forma results of operations to present for the Fund from the period January 1, 2014, the beginning of the Target Funds' current fiscal period, through November 24, 2014, as the Fund had not commenced operations prior to the closing of the Reorganizations.

Because the combined investment portfolios for the Reorganizations have been managed as a single integrated portfolio since the Reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations for the Fund since the Reorganizations were consummated.

Costs and Expenses

In connection with the Reorganizations, the Fund assumed certain associated costs and expenses. Such amounts are recognized as a component of "Accrued reorganization expenses" on the Statement of Assets and Liabilities.

9. Borrowing Arrangements

On November 24, 2014, the Fund entered into a $225 million (maximum commitment amount) senior committed secured 364-day revolving line of credit ("Borrowings"), renewable annually, with its custodian bank. As of December 31, 2014, the outstanding balance on these Borrowings was $56 million. During the period November 24, 2014 (commencement of operations) through December 31, 2014, the average daily balance outstanding and annual interest rate on these Borrowings were $56 million and 0.96%.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments.

Interest is charged on these Borrowings at a rate per annum equal to the higher of the one-month LIBOR (London Inter-Bank Offered Rate) or the Federal Funds Rate in effect that day plus 0.80%. In addition to interest expense, the Fund accrues a 0.20% per annum facility fee based on the unused portion of the maximum commitment amount of the Borrowings through the renewal date. The Fund also accrues a 0.10% per annum arrangement fee based on the maximum commitment amount of the Borrowings through the renewal date.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense and commitment fees are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

10. Subsequent Events

During the current fiscal period the Board authorized the Fund to conduct a tender offer pursuant to which the Fund would offer to purchase up to 25% of the Fund's outstanding shares for cash on a pro rata basis at a price per share equal to 98% of the NAV per share, as determined as of the close of regular trading on the NYSE on the expiration date of the tender offer. On November 19, 2014, Nuveen announced the Fund's tender offer would commence on December 4, 2014 and expire on January 9, 2015 (subsequent to the close of this reporting period).

The tender offer was oversubscribed (58% of outstanding shares were tendered), and therefore the Fund purchased 25% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered. The final results of the Fund's tender offer are as shown in the accompanying table.

Number of shares outstanding before tender offer	32,103,191
Number of shares authorized for tender offer	8,025,798
Purchase price (98% of share NAV on expiration date)	$19.1019
Number of shares outstanding after tender offer	24,077,393

Nuveen Investments

Additional

Fund Information

Board of Trustees

William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock (excluding shares that may have been purchased through a tender offer), as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JGH
Shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Barclays Global High Yield Index: An unmanaged index considered representative of fixed-rate, non-investment grade debt of companies in the U.S., developed markets and emerging markets. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Barclays U.S. Corporate High-Yield Index: An unmanaged index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Annual Investment

Management Agreement Approval Process (Unaudited)

I.  The Approval Process

The Board of Trustees of the Fund (the "Board" and each Trustee, a "Board Member"), including the Board Members who are not parties to the Fund's advisory or sub-advisory agreement or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the Fund and determining whether to approve the Fund's advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and sub-advisory agreement (the "Sub-Advisory Agreement" and, together with the Investment Management Agreement, the "Advisory Agreements") between the Adviser and Nuveen Asset Management, LLC (the "Sub-Adviser" and together with the Adviser, the "Fund Advisers" and each is a "Fund Adviser"). At an in-person meeting held on August 7, 2014 (the "August Meeting"), the Board considered and approved the Investment Management Agreement and the Sub-Advisory Agreement on behalf of the Fund.

The Board recognized that the Fund was newly formed for the purpose of effectuating the consolidation of the Nuveen Global Income Opportunities Fund (JGG) (the "Global Opportunities Fund") and the Nuveen Diversified Currency Opportunities Fund (JGT) (the "Diversified Currency Opportunities Fund" and together with the Global Opportunities Fund, the "Target Funds" and each a "Target Fund") and the restructuring of their combined portfolio (collectively, the "Mergers"). At the August Meeting and prior meetings, the Adviser made presentations regarding the Mergers and the resulting Fund. During the August Meeting, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board's duties under the Investment Company Act of 1940 (the "1940 Act"), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory agreements and an adviser's fiduciary duty with respect to advisory agreements and compensation. The Board noted that the Adviser and Sub-Adviser served as such to each of the Target Funds and if approved, would serve as such to the Fund. The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services to be provided by the Fund Advisers, (b) certain performance-related information (as described below), (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of Nuveen Investments, Inc. and its affiliates for advisory services ("Nuveen"), (d) the extent of any economies of scale, (e) any benefits to be derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.  Nature, Extent and Quality of Services

At the August Meeting and prior meetings, the Independent Board Members considered information regarding the rationale for the Mergers, including the investment objectives and strategies of the Target Funds compared to the Fund. The Board considered the nature, extent and quality of the respective Fund Adviser's services provided to the Target Funds and expected to be provided to the Fund after the Mergers, including portfolio management services and administrative services. As the Independent Board Members served on the Board of each Target Fund, the Board has a good understanding of each Fund Adviser's organization, operations, personnel and services. As the Independent Board Members also meet regularly throughout the year to oversee the various Nuveen

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

funds, including the Target Funds advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser and its services in evaluating the Advisory Agreements.

The Independent Board Members considered the terms of the Investment Management Agreement compared to the terms of the investment management agreements between the Adviser and the Target Funds and the terms of the Sub-Advisory Agreement compared to the terms of the sub-advisory agreements with the Sub-Adviser on behalf the Target Funds. The Independent Board Members also recognized that they recently determined to renew the investment management agreements with the Adviser and Target Funds and the sub-advisory agreements with the Sub-Adviser on behalf of the Target Funds at a meeting on April 30, 2014 (the "April Meeting"). Accordingly, the Board's considerations with respect to the renewal continue to be relevant in evaluating the Advisory Agreements. In considering the services, the Board noted that the Adviser would continue to provide various oversight, administrative, compliance and other services to the Fund and the Sub-Adviser would generally provide the portfolio investment management services to the Fund under the oversight of the Adviser. The Independent Board Members considered the quality and extent of the administrative and non-investment advisory services that the Adviser and its affiliates will provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Adviser would oversee the Sub-Adviser.

In considering the portfolio management services to be provided to the Fund by the Sub-Adviser, the Board considered the experience and qualifications of the investment team, noting that one of the portfolio managers of the Target Funds would continue to serve as such for the Fund together with two additional portfolio managers.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each respective Advisory Agreement were satisfactory.

B.  The Investment Performance of the Fund and Fund Advisers

The Fund is new and therefore did not have its own performance history. The Board was, however, familiar with the performance records of the Target Funds and had reviewed, among other things, their annualized returns for the one-, three-, and five-year periods ending May 2014 and for the period from May 2007 through May 2014. The Board also reviewed the total returns of the Target Funds for the quarter, one-, three- and five-year periods ending June 30, 2014. Notwithstanding the foregoing, the Board recognized that the performance of the Fund was expected to differ from the historic results of the Target Funds as a result of the differences in investment strategies to be employed by the Fund.

C.  Fees, Expenses and Profitability

1.  Fees and Expenses

The Board evaluated the proposed management fee and estimated expenses of the Fund. The Fund's management fee is comprised of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. The Independent Board Members recognized that the contractual management fee schedule, including the fund-level breakpoint schedule and complex-wide breakpoint schedule remains the same as the contractual fee schedule for the Target Funds. The Independent Board Members, however, recognized the impact on costs as a result of the Fund's expected use of leverage, including in comparison to the Diversified Currency Opportunities Fund which did not utilize leverage. Further, the Independent Board Members considered the proposed sub-advisory fee rate for the Fund (as a percentage of the Fund's net management fee) and observed that it was

Nuveen Investments

the same as the contractual sub-advisory fee rate of the Sub-Adviser with respect to the Target Funds. Based on their review, the Independent Board Members determined that the Fund's management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2.  Comparisons with the Fees of Other Clients

The Board recognized that, like all Nuveen funds, the Fund would have a sub-adviser (which, in the case of the Fund, would be an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In general terms, the fee to the Adviser will reflect the administrative services it will provide to support the Fund and, while some administrative services may occur at the sub-adviser level, the fee to the Sub-Adviser will generally reflect the portfolio management services provided by the Sub-Adviser. Due to their experience with other Nuveen funds, the Independent Board Members were familiar with the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser has assessed for such services to other clients. The Independent Board Members considered the fees a Fund Adviser was expected to assess to the Fund compared to that of other Nuveen funds or other clients. Such other clients may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In their review, the Independent Board Members had considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members recognized, at the August Meeting or prior meetings, that the fees rates charged to a Nuveen fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. The Independent Board Members have noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members have further noted, in particular, that the range of services provided to a fund (such as those to be provided to the Fund) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services to be provided by the Adviser are not required for institutional clients. The Board Members also had reviewed a comparative analysis provided to them at the April Meeting comparing, among other things, each Target Fund's gross management fees, net management fees and net expense ratios to the fees and expenses of a comparable group of funds provided by an independent data provider. As the Fund was anticipated to continue in the global income category, such comparisons continue to be relevant; however, the Board also considered the potential impact of the Mergers and revised investment mandate of the Fund, including the use of leverage, on the fees and expenses of the Fund going forward. Given the inherent differences in the various products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3.  Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. At the April Meeting, the Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen's consolidated financial statements for 2013. The Independent Board Members recognized that this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members have been appointed as point persons to review the

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered at the April Meeting Nuveen's revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted at the April Meeting the Adviser's continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser's continued commitment to its business should enhance the Adviser's capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser's particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members had noted the Adviser's adjusted operating margin appeared to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to the Sub-Adviser, which is affiliated with Nuveen, the Independent Board Members have previously reviewed its revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts the Fund Adviser may receive from the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the respective Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of the Fund. See Section E below for additional information on such indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.  Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex, including the Fund, are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. As noted, the fund-level breakpoint schedule and the complex-level breakpoint schedules were the same as the breakpoint schedules in the investment management agreements of the Target Funds. In addition, the Board noted that the Fund's expected larger asset base from the Mergers may result in increased economies of scale and the potential for Fund operating and expense savings over time (exclusive of

Nuveen Investments

leverage). The Independent Board Members noted that although the Fund could make additional share offerings from time to time, as a closed-end fund, the growth of the Fund's assets would occur primarily through the appreciation of its investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.  Indirect Benefits

In evaluating fees, the Independent Board Members considered information received at the April Meeting regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, with respect to closed-end funds, the Independent Board Members recognized that affiliates of the Adviser may receive revenues for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Fund's portfolio transactions are to be allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its respective soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund's portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and its shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.  TIAA-CREF Transaction

Earlier in the year, the Board Members were advised of the potential acquisition of Nuveen by TIAA-CREF (the "Transaction"). For purposes of this section, references to "Nuveen" herein include all affiliates of Nuveen providing advisory, sub-advisory, distribution or other services to the Nuveen funds. In accordance with the 1940 Act, if the Transaction is consummated after the Investment Management Agreement and Sub-Advisory Agreement take effect, such a change in control would result in an assignment of the Advisory Agreements and the automatic termination of such agreements. Accordingly, the Board also considered the approval of a investment management agreement between the Adviser and the Fund (the "New Investment Management Agreement") and a sub-advisory agreement with the Sub-Adviser on behalf of the Fund (the "New Sub-Advisory Agreement" and together with the New Investment Management Agreement, the "New Advisory Agreements") on substantially the same terms as the original Investment

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Management Agreement and Sub-Advisory Agreement respectively. Such New Advisory Agreements would take effect upon the consummation of the Transaction if it occurs after the effectiveness of the Advisory Agreements. Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel regarding, among other things, the Transaction and its impact on Nuveen and the Fund Advisers. In its review, the Board considered the terms of the Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds; the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen's capital structure; the regulatory requirements applicable to Nuveen or Nuveen fund operations; and the fees and expenses of the Nuveen funds, including the complex-wide fee arrangement. The Board Members also considered, among other things, the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from Fund Advisers' employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise.

Based on their review, the Board Members recognized that no diminution in the nature, quality and extent of services provided by the Fund Advisers is expected as a result of the Transaction. The Board considered that the terms of the New Investment Management Agreement, including the fees payable thereunder, would be substantially identical to those of the original Investment Management Agreement. Similarly, the terms of the New Sub-Advisory Agreement, including fees payable thereunder, would be substantially identical to those of the original Sub-Advisory Agreement. The services to be provided and the standard of care under the New Investment Management Agreement and New Sub-Advisory Agreement would be the same as the corresponding original agreements. The fund-level and complex-wide breakpoint schedules will not change under the New Advisory Agreements. The Board had considered that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses but would receive general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance and risk management groups). The investment personnel responsible for the management of the Fund's portfolio and the Fund's investment strategies was not expected to change as a result of the Transaction. Accordingly, the Board determined that its analysis of the various factors regarding its approval of the Investment Management Agreement and Sub-Advisory Agreement would continue to apply to the New Investment Management Agreement and New Sub-Advisory Agreement.

G.  Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services to be provided to the Fund and that the Advisory Agreements and New Advisory Agreements should be and were approved on behalf of the Fund.

II.  Recent Developments

The Transaction closed on October 1, 2014 prior to the closing of the Mergers. The Mergers of the Target Funds into the Fund were effective November 24, 2014.

Nuveen Investments

Board

Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■WILLIAM J. SCHNEIDER
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195
■JACK B. EVANS
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	195
■WILLIAM C. HUNTER
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				195
■DAVID J. KUNDERT
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				195

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Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■JOHN K. NELSON
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

				195
■JUDITH M. STOCKDALE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195
■CAROLE E. STONE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	195
■VIRGINIA L. STRINGER
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	195
■TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				195

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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Interested Board Members:
■WILLIAM ADAMS IV(2)
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago.	195
■THOMAS S. SCHREIER, JR.(2)
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195
Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				196
■CEDRIC H. ANTOSIEWICZ
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014)	89
■MARGO L. COOK
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	196

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■LORNA C. FERGUSON
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	196
■STEPHEN D. FOY
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	196
■SCOTT S. GRACE
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				196
■WALTER M. KELLY
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	196
■TINA M. LAZAR
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	196
■KEVIN J. MCCARTHY
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

				196

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Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■KATHLEEN L. PRUDHOMME
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196
■JOEL T. SLAGER
1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	196

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of December 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

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EAN-G-1214D 6253-INV-Y02/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN GLOBAL INCOME OPPORTUNITIES FUND

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

(5) Nuveen Global High Income Fund

N-CSR Filing / December 31, 2014 FYE

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2014	$49,335	$0	$2,231	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2013	$0	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

(5) Fund commenced operations 11/24/14. Fund acquired JGG & JGT.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2014	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2013	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2014	$2,231	$0	$0	$2,231
December 31, 2013	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)  See Portfolio of Investments in Item 1.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures.  The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties.  The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors (“NFALLC”) is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”).  NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”), as Sub-Adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser:

NUVEEN ASSET MANAGEMENT

Item 8(a)(1).         PORTFOLIO MANAGER BIOGRAPHIES

Timothy Palmer, CFA, leads the global bond and emerging markets debt sector teams of Nuveen Asset Management.  He began working in the financial industry in 1986, and became a portfolio manager in 1990. Before joining FAF Advisors in 2003, he was a senior fixed-income portfolio manager with American Express Financial Advisors (now Ameriprise Financial). Prior to that, he served as CEO and managing principal of Atlas Capital Management, and he was a senior fixed-income portfolio manager for Investment Advisors, Inc.

John T. Fruit, CFA, entered the financial services industry in 1988 and joined FAF Advisors in 2001 as a senior fixed-income research analyst.  He became a portfolio manager in 2005 and most recently served as Senior Fixed-Income Portfolio Manager at FAF Advisors until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President, Portfolio Manager and Head of High-Yield Credit Sector Team on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

Jeffrey T. Schmitz, CFA, entered the financial services industry in 1987 and joined FAF Advisors in 2006. He became a portfolio manager in 2008 and most recently served as Senior Credit Analyst and Portfolio Manager at FAF Advisors until joining Nuveen Asset Management. He joined Nuveen Asset Management as Vice President and Senior Research Analyst on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

Item 8(a)(2).         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2014, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type*						(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager		Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
John Fruit	2	$851 million	1	$10.3 million	0	0	0	0	0	0	0	0
Tim Palmer	3	$1.79 billion	1	$44 million	6	$517 million	0	0	0	0	0	0
Jeffrey Schmitz	5	2.19 billion	2	$67 million	0	$0	0	0	0	0	0	0

*       Assets are as of December 31, 2014.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).         FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).         OWNERSHIP OF JGH SECURITIES AS OF DECEMBER 31, 2014

Name of Portfolio Manager	None	$1 - $10,000	$10,001 -$50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
John Fruit	X
Timothy Palmer				X
Jeffrey Schmitz	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global High Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: March 6, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 6, 2015